                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77I

The following new Portfolios were added:

     1.   American Fundamental Holdings Trust

     2.   American Global Diversification Trust

     3.   Floating Rate Income Trust

     4.   Global Asset Allocation Trust

     5.   Lifecycle 2010 Portfolio

     6.   Lifecycle 2015 Portfolio

     7.   Lifecycle 2020 Portfolio

     8.   Lifecycle 2025 Portfolio

     9.   Lifecycle 2030 Portfolio

     10.  Lifecycle 2035 Portfolio

     11.  Lifecycle 2040 Portfolio

     12.  Lifecycle 2045 Portfolio

     13.  Lifecycle 2050 Portfolio

     14.  Lifecycle Retirement Portfolio

The New Portfolios are described below:

AMERICAN FUNDAMENTAL HOLDINGS TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To seek long term growth of capital.

INVESTMENT STRATEGIES: The Fund invests in other Funds and other investment companies (collectively, "Underlying Funds") as well as other types of investments as described below.

The Fund operates as a fund of funds and currently primarily invests in four Underlying Funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund. The Fund is permitted to invest in six other Underlying Funds of the American Funds Insurance Series: Asset Allocation Fund, Blue Chip Income and Growth Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund, each of which are described in Appendix A to the Prospectus, as well as other Underlying Funds as described below. When purchasing shares of the American Funds Insurance Series, the Fund only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

The Fund is authorized to invest without limitation in other Underlying Funds and in other types of investments as described below. The Fund may purchase any Underlying Funds except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Funds, each of which are described in Appendix B to the Prospectus, the Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Other Permitted Investments

The Fund may:

     -    Purchase U.S. government securities and short-term paper.

     - Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

     - Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Fund, including ETFs.

     -    Purchase domestic and foreign equity and fixed-income securities.

     - Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

     - Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade (commonly known as "junk bonds").

     - Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

     - Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

     - Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

     - Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Fund may use various investment strategies such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market. The Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund's Chief Compliance Officer.

AMERICAN GLOBAL DIVERSIFICATION TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To seek long term growth of capital.

INVESTMENT STRATEGIES: The Fund invests in other Funds and other investment companies (collectively, "Underlying Funds") as well as other types of investments as described below. Under normal market conditions, the Fund will invest a significant portion of its assets in securities, which include securities held by the Underlying Funds, that are located outside of the U.S.

The Fund operates as a fund of funds and currently primarily invests in five Underlying Funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund. The Fund is permitted to invest in five other Underlying Funds of the American Funds Insurance Series: Asset Allocation Fund, Growth Fund, International Fund, Growth-Income Fund, and Blue Chip Income and Growth Fund, each of which are described in Appendix A to the Prospectus, as well as other Underlying Funds as described below. When purchasing shares of the American Funds Insurance Series, the Fund only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

The Fund is authorized to invest without limitation in other Underlying Funds and in other types of investments as described below. The Fund may purchase any Underlying Funds except other JHT funds of funds and the following JHT feeder funds: American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Funds, each of which are described in Appendix B to the Prospectus, the Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Other Permitted Investments

The Fund may:

     -    Purchase U.S. government securities and short-term paper.

     - Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

     - Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Fund, including ETFs.

     -    Purchase domestic and foreign equity and fixed-income securities.

     - Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

     - Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade (commonly known as "junk bonds").

     - Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

     - Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

     - Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

     - Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Fund may use various investment strategies such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market. The Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund's Chief Compliance Officer.

FLOATING RATE INCOME TRUST

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE:  Seeks a high level of current income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund will invest at least 80% of its net assets in floating rate loans, loan participations and fixed income securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a nationally recognized agency such as Moody's or S&P's), at the time of purchase, or are comparable quality as determined by the subadviser.

The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate ("LIBOR") or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests.

In purchasing loans, loan participations and other securities for the Fund, the subadviser may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The Fund may invest in any number of issuers, and may at times invest its assets in a small number of issuers. There is no limit to the percentage of the Fund's assets that may be invested in any one issuer. The Fund is non-diversified, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may also invest in loans of any aggregate principal amount, and the average aggregate principal amount of the loans held by the Fund will vary from time to time.

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Distressed Investments Risk

-    Fixed Income Securities Risk, including low rated securities

-    Foreign Securities Risk

-    High Portfolio Turnover Risk

-    Liquidity Risk

-    Loans, Loan Participations and Loan Assignments Risk

-    Non-Diversified Risk

GLOBAL ASSET ALLOCATION TRUST

SUBADVISER: Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To seek total return, consisting of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund will invest a significant portion of its assets outside of the U.S. The Fund will allocate its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

The Fund will allocate its investments between equity and fixed income securities based upon the subadviser's targeted asset mix, which may change over time Under normal circumstances the targeted asset mix may range between [75%-60%] equity securities and [40%-25%] fixed income securities and will generally reflect the subadviser's long term, strategic asset allocation analysis. The subadviser anticipates adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

When selecting particular equity securities, the subadviser relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

When selecting fixed income securities, the subadviser relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser.

The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities, including, but not limited to common stock, preferred stock, depositary receipts (including American Depository Receipts and Global Depository Receipts), index-related securities (including exchange traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, convertible preferred stock, rights, warrants, and similar liquid equity equivalents. These equity and equity-related securities may include equity securities of emerging market issuers. The Fund may also invest in fixed-income securities and cash and cash equivalents, including but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents, and other fixed-income securities, as well as derivatives related to interest rates and fixed-income securities. These debt obligations may include non-investment grade and emerging market debt issues.

Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The Fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products. Index representation is not a factor in determining permissible investments.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Equity Securities Risk (including growth investing risk)

-    ETFs Risk

- Fixed Income Securities Risk (including lower rated and high yield securities risk)

-    Foreign Securities Risk

-    Hedging and Other Strategic Transactions Risk

-    High Portfolio Turnover Risk

-    IPOs Risk

-    Issuer Risk

-    Mortgage-Backed and Asset-Backed Securities Risk

-    Real Estate Securities Risk

-    Small and Medium Size Companies Risk

LIFECYCLE 2010 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2010.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    2010 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2015 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2015.

Over time, the asset allocation strategy becomes increasingly conservative . After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2015 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2020 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2020.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2020 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2025 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2025.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2025 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2030 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2030.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2030 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2035 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2035.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2035 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2040 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2040.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2040 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2045 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2045.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2045 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE 2050 TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

INVESTMENT OBJECTIVE:  Seeks high total return until its target retirement date.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invests substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2050.

Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers. The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    2050 Target Allocation Risk

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Short Sales Risk

LIFECYCLE RETIREMENT TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

          - Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifecycle Portfolios.

          - MFC Global Investment Management (U.S.) LLC provides sub-subadvisory services to the Portfolio.

INVESTMENT OBJECTIVE:  Seeks maximum real return, consistent with the preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: Under normal market conditions, the Portfolio invest in various Funds, as described in Appendix A, that as a group hold a wide range of equity type securities in their portfolios.

The Portfolio may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See Appendix A for a brief description of the goal and strategy of each such Fund and information about the risks of investing in Underlying Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments."

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve a total rate of return that will support an inflation-adjusted average annual withdrawal rate of 6% of initial investment (before fees) over a long-term time horizon (approximately 30 years) while attempting to maintain a low probability of negative returns in any 12-month time period. The Adviser and subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Commodity Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Fund of Funds Risk

-    Hedging and Other Strategic Transactions Risk

-    Investment Company Securities Risk

-    Retirement Target Allocation Risk

-    Short Sales Risk